November 21, 2019

Safe Harbor Forward-Looking Statements This presentation contains forward-looking statements. Such statements are intended to qualify for the protection of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. The words “anticipate,” “estimate,” “expect,” “objective,” “goal,” “project,” “intend,” “plan,” “believe,” “will,” “should,” “may,” “target,” “forecast,” “guidance,” “outlook” and similar expressions generally identify forward-looking statements. Similarly, descriptions of the Company’s objectives, strategies, plans, goals or targets are also forward-looking statements. Forward-looking statements relate to the expectations of management as to future occurrences and trends, including statements expressing optimism or pessimism about future operating results or events and projected sales, earnings, capital expenditures and business strategy. Forward-looking statements are based upon a number of assumptions and factors concerning future conditions that may ultimately prove to be inaccurate. Forward-looking statements are not guarantees of future performance, and actual results may differ materially from those discussed in forward-looking statements as a result of various factors. Such factors include, but are not limited to, the ability of the Company to maintain normal trade terms with vendors, the ability of the Company to comply with the covenant requirements contained in its revolving credit facility agreement, the demand for the Company’s merchandise and other factors. The demand for merchandise and sales volume may be affected by significant changes in economic conditions, including an economic downturn, unemployment rates, consumer confidence, energy and gasoline prices and other factors influencing discretionary consumer spending. Other factors affecting the demand for merchandise and sales volume include unusual weather patterns, an increase in the level of competition, changes in fashion trends, changes in the average cost of merchandise, availability of merchandise on normal payment terms and the failure to achieve the expected results of the Company’s merchandising, marketing and store operating plans. Additional assumptions, factors and risks concerning future conditions are discussed in the Risk Factors section of the Company’s most recent Annual Report on Form 10-K as filed with the SEC (“Form 10-K”), and other factors discussed from time to time in the Company’s other SEC filings. Forward-looking statements are based upon management’s then-current views and assumptions regarding future events and operating performance. Although management believes the expectations expressed in forward-looking statements are based on reasonable assumptions within the bounds of its knowledge, forward-looking statements involve risks, uncertainties and other factors which may materially affect the Company’s business, financial condition, results of operations or liquidity. Most of these factors are difficult to predict and are generally beyond the Company’s control. This presentation should be considered in conjunction with the Form 10-K and the Company’s other SEC filings. You should consider all such risks, uncertainties and other factors carefully in evaluating forward-looking statements. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. This presentation was prepared as of November 21, 2019, and the Company undertakes no obligation to publicly update forward-looking statements whether as a result of new information, future events or otherwise. Non-GAAP Financial Measures This presentation includes non-GAAP financial measures. Please refer to the appendices for a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures. Management believes this supplemental financial information enhances an investor’s understanding of the Company’s financial performance as it excludes those items which impact comparability of operating trends. The non-GAAP financial information should not be considered in isolation or viewed as a substitute for net income, cash flow from operations or other measures of performance as defined by GAAP. The inclusion of non-GAAP financial information as used in this presentation is not necessarily comparable to other similarly titled measures of other companies due to the potential inconsistencies in the method of presentation and items considered. 2

Gordmans - brands you expect. prices you don’t. Our mission - to deliver off-price values on great brands to small markets spree without the splurge 3

Q3 and YTD Accomplishments • Q3 comp sales increase of 17.4% • Home and gifts comp sales increase in department stores of 180% in Q3 • Excess availability of $101M at third quarter end, $35M improvement from second quarter • Rolled out Amazon Counter to ~700 stores • Converted 17 department stores to off- price in September, bringing total 2019 conversions to 89 • Announced plans to convert remaining balance of department stores to off-price by mid-2020 for a total of ~700 off-price stores 4

Our Future Is Off-Price 2017 2018 2019* 2020* Stage Stores enters off- Off-price strategy is Company converts 9 price segment with expanded, with 89 Total company will be department stores to strategic Gordmans additional department converted to Gordmans Gordmans off-price acquisition stores converting to off- off-price by Q3 2020 price End of Year End of Year End of Year End of Year Off-Price Store Count: Off-Price Store Count: Off-Price Store Count: Off-Price Store Count: 58 68 158 700 *projected 5

The Off-Price Industry Growing retail sector with• 5 Brandyear revenue name +43%merchandise by 2021* for shoppers who prioritize value Increasing industry brick• andNewness mortar locations and variety with drivelong frequent term store target of 7,500, customerup 49% from visits mid 2017* • In-store treasure hunt experience is difficult to replicate online • Business model creates buffer against economic downturns • Increasing share of consumer wallet through new stores and comparable 5 sales growth 66

Gordmans Off-Price Differentiators • Small market focus • Great brand name merchandise • Emphasis on home, home décor, and gifts • Fun, friendly, quirky store experience • Best-in-class loyalty and private label credit card program 7

Merchandise Mix A scarcity driven, treasure hunt experience with an emphasis on great brands and home décor Apparel Non-Apparel Gordmans 2018 8

Store Footprint Small market focus with a concentration in south and south central regions 9

“Leading Off-Price Retailer in Small Markets” Cities with The Michigan example: population >150K Our stores • We operate fourteen stores in small markets throughout Michigan • Our largest Michigan market, Freemont, has a population of 88k • Our smallest Michigan market, Cheboygan, has a population of 23k • Only two stores, Saginaw and Wyoming, are in markets with significant off-price competition 10

Core Markets • 86% of our stores are in markets with population less than 150,000 people Small Markets • 61% are in markets with less than 50,000 people • 81% of our stores are Core less than 25,000 square Markets feet Low Off- • 72% of our stores are in Store size low off-price competition <25k sq. ft. Price markets Competition 11

Our Guests Significant increase in number of guests who visit stores after conversion. • New guests tend to be: o Younger, more ethnically diverse families. o Style-oriented value seekers. o Social media savvy and always connected. o Community-minded and cause-conscious. o Focused on quality, convenience & loyalty perks. 12

A Sustained Growth Opportunity • Stores converted to off-price deliver higher sales, lower inventory, and faster turn Sales • Comparable sales post-2020 in line with off-price industry trends • New store growth in 2021 and beyond will focus on smaller markets • Gordmans off-price merchandise margin rate comparable to historical Stage department store rate Gross • Increasing supply chain costs associated with conversion to off- Margin price will be mitigated by streamlined single concept operations, high ROI capital investments, and exploration of 3PL and other off- price industry best practices Significant SG&A rate benefit will be driven by: • Reduced advertising spend driven by lower cost/higher touch SG&A digital and social marketing • Lower store payroll in streamlined off-price model • Leverage on comparable sales growth 13

Leveraging our Off-Price Expertise Buying and Sourcing • Seasoned off-price buying team that includes external hires with industry experience will focus on single-concept Gordmans model • Scope and scale of 700 store Gordmans off-price chain ensures merchandise availability is more than sufficient • Large enough to purchase full lots and partner with vendors on up-front buys • Small enough to opportunistically purchase smaller close-outs • Have leveraged prior Stage department store relationships to offer expanded assortment 2020 Conversions • Experience converting ~100 department stores to off-price in 2018 and 2019 facilitates accelerated 2020 conversion timeline: • “Dark period” prior to Gordmans grand opening reduced to less than 10 days • CAPEX to convert reduced to $40k per store 14

Guidance 2019 Sales 2020 Capital and Store Count • Net sales between $1,640M and $1,670M • ~700 Gordmans off-price stores at • Comparable sales between +7% and +9% year end • Capital expenditures of $30M 2019 Earnings • Close approximately 40 stores • Adjusted EBITDA between $35M and $40M • Net loss between $65M and $60M • Loss per share between $2.25 and $2.10 • Adjusted net loss between $40M and $35M • Adjusted Loss per share between $1.40 and $1.25 • Positive cash flow 2019 Capital and Store Count • Capital expenditures of $30M • Convert 89 stores to off-price • Open 1 new off-price store • Close 60 department stores 15

Stage Stores, Inc. Reconciliation of Non-GAAP Financial Measures (Unaudited) As of November 21, 2019 2019 Guidance ($ in millions) Low High Net loss (GAAP) $(65) $(60) Interest expense 16 16 Income tax 1 1 Depreciation and amortization 58 58 Impairments, severance, pre-opening and store closing services 25 25 Adjusted EBITDA (non-GAAP) $35 $40 Net loss (GAAP) $(65) $(60) Impairments, severance, pre-opening and store closing services 25 25 Adjusted net loss (non-GAAP) $(40) $(35) Diluted loss per share (GAAP) $(2.25) $(2.10) Impairments, severance, pre-opening and store closing services 0.85 0.85 Adjusted diluted loss per share (non-GAAP) $(1.40) $(1.25) 16